UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 3, 2012

Cliffs Natural Resources Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Public Square, Suite 3300, Cleveland, Ohio		44114-2315
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On December 3, 2012, the Board of Directors (“Board”) of Cliffs Natural Resources Inc. (the “Company”) elected Timothy W. Sullivan to the Board effective as of January 14, 2013. The Board has determined that Mr. Sullivan has no material relationship with the Company (directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is independent within the Company’s director independence standards, which are consistent with the New York Stock Exchange’s director independence standards as currently in effect. Effective July 1, 2013, Mr. Sullivan will become a member of the Audit Committee.

As a non-employee director, Mr. Sullivan will receive compensation in the same manner as the Company’s other non-employee directors, which compensation the Company previously disclosed in its definitive proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on March 23, 2012 (the “2012 Proxy Statement”). Mr. Sullivan will participate in the Company’s Nonemployee Directors’ Compensation Plan (Amended and Restated as of December 31, 2008) (the “Plan”), a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Plan provides, among other things, for an annual equity grant to non-employee directors. The Plan also provides, among other things, for the opportunities for non-employee directors, in certain circumstances, to receive a portion of their annual retainer fee in common shares, par value $0.125 per share, of the Company (the “Shares”), to invest additional amounts of their compensation payable for services as a non-employee director in Shares and to defer all or a portion of their compensation payable as a non-employee director. Pursuant to the Plan, Mr. Sullivan is to receive a prorated annual equity grant of restricted shares in an amount to be calculated as of January 14, 2013.

The Company also expects to enter into Indemnification Agreements with Mr. Sullivan, the form of which is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The Indemnification Agreement provides that, to the extent permitted by Ohio law, the Company will indemnify Mr. Sullivan against all expenses, costs, liabilities and losses (including attorneys’ fees, judgments, fines or settlements) incurred or suffered by him in connection with any suit in which he is a party or otherwise involved as a result of his service as a member of the Board. The foregoing discussion of the terms of the form of Indemnification Agreement is qualified in its entirety by reference to the full text of the Indemnification Agreement.

A copy of the press release relating to the appointment of Mr. Sullivan is attached here to as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1
Cliffs Natural Resources Inc. Nonemployee Directors’
Compensation Plan (Amended and Restated as of December 31,
2008) filed as Exhibit 10(nn) to Cliffs Natural Resources
Annual Report on Form 10-K on February 26, 2009 and
incorporated by reference)

10.2
Form of Indemnification Agreement between Cliffs Natural
Resources Inc. and Directors (filed as Exhibit 10.5 to the
Cliffs Natural Resources Inc. Annual Report on Form 10-K on
February 16, 2012 and incorporated by reference)

99.1	Press Release dated December 3, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cliffs Natural Resources Inc.

December 3, 2012	By:	/s/ Carolyn E. Cheverine

Name: Carolyn E. Cheverine
Title: General Counsel - Corporate Affairs & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 3, 2012